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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-53856

                         SUPPLEMENT DATED MAY 1, 2001
                TO THE STATEMENT OF ADDITIONAL INFORMATION OF
    MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC. Dated OCTOBER 23, 2000

   The second paragraph of the section entitled "V. Investment Management and Other Services -- A. Investment Manager" in the above Statement of Additional Information is revised to reflect that, effective May 1, 2001, the Directors of the Fund have amended the Fund's Investment Management Agreement to reduce the compensation received by the Investment Manager under the Agreement for assets exceeding $17.5 billion, so that the compensation under the Agreement is calculated daily by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.50% of daily net assets up to $500 million; 0.425% of the next $250 million; 0.375% of the next $250 million; 0.35% of the next $350 million; 0.325% of the next $400 million; 0.30% of the next $400 million; 0.275% of the next $350 million; 0.25% of the next $12.5 billion; 0.249% of the next $2.5 billion; 0.248% of the next $7.5 billion; and 0.247% of daily net assets exceeding $25 billion.